-------------------------------------------
13A COMMERCIAL MORTGAGE
          SECURITIES FUND, INC.
-------------------------------------------


OFFICERS AND DIRECTORS

Frank L. Sullivan Jr.
Chairman of the Board of Directors

Daniel Heflin
President, Director and Chief Executive Officer

Fredrick D. Arenstein
Treasurer, Compliance Officer and Chief Financial
Officer

Joanne Vitale
Secretary and Director

Paul S. Schreiber
Assistant Secretary

E. Robert Roskind
Director

Jeffrey H. Tucker
Director
-------------------------------------------

INVESTMENT ADVISER
         Clarion Capital, LLC
         335 Madison Avenue
         New York, NY  10017
-------------------------------------------

ADMINISTRATOR
         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, MA  02171
------------------------------------------

CUSTODIAN
         Investors Fiduciary Trust Company
         127 West 10th Street
         Kansas City, MO 64105
-------------------------------------------

LEGAL COUNSEL
         Shearman & Sterling
         599 Lexington Avenue
         New York, NY 10022
-------------------------------------------


13A COMMERCIAL
MORTGAGE
SECURITIES
FUND, INC.



SEMI-ANNUAL REPORT
APRIL 30, 1999
(UNAUDITED)

                  13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
          c/o Clarion Capital / 335 Madison Avenue / New York, NY 10017
                       Tel 212-883-2536 / Fax 212-883-2836

June 1999

13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.

Dear Shareholder,

Enclosed is the Semi-Annual Report of the 13A Commercial Mortgage Securities Fund, Inc. (the "Fund"). This report covers the period from November 1, 1998 through April 30, 1999. A discussion of the portfolio's performance and the market conditions that affected performance is provided below.

The Fund is a non-diversified, closed-end management investment company that was initially capitalized on December 21, 1994 with the sale of 10,011,100 shares of common stock that generated proceeds of $100,110,995. There are limited restrictions on the credit quality of the Fund's investments. The weighted average credit weighting of the Fund is to be BB- or better, based on ratings from the nationally recognized credit rating agencies.

As of April 30, 1999, the Fund had a total investment value of $100,782,842, including $99,548,842 in commercial mortgage backed securities (approximately 98.8% of the Fund's total investment value) and $1,234,000 in cash and cash equivalents (approximately 1.2% of the Fund's total investment value). The Fund's portfolio had a BB+ average credit rating, a 5.2-year modified duration and an 8.1-year weighted average life. The weighted average spread of the Fund's portfolio was 519 bps, which equated to a yield to maturity of 10.4%.

The credit quality of the Fund's portfolio remains high. The commercial mortgage backed securities ("CMBS") held by the Fund are backed by mortgage loans secured by multifamily (44%), retail (19%), hotels (14%), office (8%), industrial (3%) and other property types (12%). The mortgage collateral is located in 50 states with the largest concentrations in California (17%), Texas (11%), Florida (8%) and New York (5%).

Since inception through April 30, 1999, the Fund achieved gross average annualized returns of 11.21%. For the period November 1, 1998 through April 30, 1999, the Fund earned a gross return of 1.41%. The Fund's performance in the first half of the 1999 fiscal year was affected by an increase in interest rates, where yields on the 10-year US Treasury increased by 0.59% from 4.75% to 5.34%, and by spread widening in the commercial mortgage sector in the Fall of 1998. At that time, spreads widened to unprecedented levels in the face of the global credit crunch. Today, CMBS yields remain significantly higher than that of comparably rated corporate debt, representing excellent relative value.

Moving forward, we expect CMBS spreads to converge toward corporate levels, generating significant returns. Spreads have begun to tighten in the face of both increased liquidity and reduced supply. New institutional investors have begun to enter the market and, at the same time, CMBS new issuance volume has declined in the face of the slowdown in new mortgage originations. It is estimated that new supply will decline from the record high of $78 billion in 1998 to $55 billion in 1999, strengthening the prospects for spread tightening. We believe the Fund is well positioned to take advantage of the market opportunity in the commercial mortgage sector.

Very truly yours,


Clarion Capital, LLC

13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)


                                                                                                     FACE
                                                                                                     AMOUNT               VALUE (a)
                                                                                                     ------               ---------
COMMERCIAL MORTGAGE SECURITIES (98.81%)
Bear Stearns Commercial Mortgage Securities,
     1999 Class C-1 6.530%, 10/14/13 ...................................................           $ 3,000,000           $ 2,712,708
CBM Funding Corp.,
     1996-1 Class C 7.860%, 2/1/08 .....................................................             3,000,000             3,032,406
CBM Funding Corp.,
     1996-1 Class D 8.645%, 2/1/08 .....................................................               960,000               956,488
CS First Boston Mortgage Securities Corp.,
     1995-WF1 Class D 7.532%, 12/21/27 .................................................             3,000,000             2,989,020
CS First Boston Mortgage Securities Corp.,
     1995-WF1 Class E 8.268%, 12/21/27 .................................................             2,000,000             1,864,430
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class D 8.400%, 1/25/05 (c) .........................................             5,839,000             5,128,896
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class E 8.400%, 1/25/05 (c) .........................................            11,087,000             8,701,233
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class F 8.400%, 1/25/05 (b) (c) .....................................             9,139,185             4,125,483
Chase Commercial Mortgage Securities Corp.,
     1997-2  6.600%, 8/19/12 ...........................................................             5,800,000             4,118,273
DLJ Commercial Mortgage Corp.,
     1998-CF1 Class  B4 7.600%, 1/15/13 (c) ............................................             2,100,000             1,564,076
DLJ Mortgage Acceptance Corp.,
     1995-CF2 Class B2 8.8154%, 12/17/27 (c) ...........................................             2,000,000             2,042,912
DLJ Commercial Mortgage Corp.,
     1999-CG1 7.486%, 2/10/09 ..........................................................             5,000,000             4,956,245
DLJ Mortgage Acceptance Corp.,
     1996-CF1 Class B2 8.2668%, 5/12/09 (c) ............................................             1,000,000               983,560
EQI Financing Partnership,
     1997-1 Class C 7.580%, 2/20/17 (c) ................................................             5,000,000             4,808,805
FFCA Secured Assets Corp.,
     1996-C1 Class D 8.910%, 6/25/14 (c) ...............................................             2,000,000             1,879,320
Federal Deposit Insurance Corp.,
     REMIC Trust 1994-C1 Class IIE 8.700%, 9/25/25 .....................................             3,035,390             3,111,685
First Union Commercial Mortgage Trust,
     6.794%, 6/15/13 ...................................................................             2,014,000             1,913,276
First Union - Lehman Brothers,
     CMO 7.120%, 11/18/12 ..............................................................             1,000,000               871,518
GMAC Commercial Mortgage Securities Inc.,
     1997-C1 Class G 7.414%, 12/15/13 (c) ..............................................            10,000,000             7,368,110
J.P. Morgan Commercial Mortgage Finance Corp.,
     1996-C3 Class E 8.3242%, 4/25/28 ..................................................               500,000               496,605
Kidder Peabody Acceptance Corp.,
     REMIC 1993-M1 Class C 7.150%, 4/25/25 .............................................             2,000,000             1,918,912




                        See Notes to Financial Statements

13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS --(CONTINUED)
APRIL 30, 1999
(UNAUDITED)

                                                                                              FACE
                                                                                              AMOUNT                      VALUE (a)
                                                                                              ------                      ---------
COMMERCIAL MORTGAGE SECURITIES--(Continued)
LB Mortgage Trust,
     1992-M1 Class BE1 7.502%, 2/25/24 .....................................                 $ 3,000,000                 $ 2,996,130
LB Commercial  Conduit Mortgage Trust,
     1996-C2 Class E 7.9042%, 10/25/26 .....................................                   1,944,050                   1,858,529
LB Commercial  Conduit Mortgage Trust,
     7.000%, 11/18/12 ......................................................                   1,000,000                     877,332
Merrill Lynch Mortgage Investors, Inc.,
     1995-C2 D 7.863%, 6/15/21 .............................................                   1,087,225                   1,090,828
Midland Realty Acceptance Corp.,
     1996-C1 Class E 8.1873%, 8/25/28 ......................................                   2,784,000                   2,696,724
Morgan Stanley Capital,
     1997-HF1 Class F 6.860%, 2/15/10 ......................................                   3,100,000                   2,382,090
Morgan Stanley Capital,
     1999-WF1 6.610%, 8/15/10 ..............................................                   2,000,000                   1,816,586
Mortgage Capital Funding, Inc.,
     1995-MC1 Class A4 8.350%, 5/25/27 .....................................                   4,575,500                   4,575,500
Nationslink Funding Corp.,
     98-1, F 7.050%, 2/20/08 (c) ...........................................                   5,000,000                   3,861,865
NB Commercial Mortgage Pass Through FSI,
     Class D  8.730%, 10/20/23 (c) .........................................                   2,385,116                   2,431,234
Prudential Securities Secured Financing Corp.,
     1995-MCF2 Class F 8.5214%, 12/26/22 (c) ...............................                   5,557,000                   5,362,738
Resolution Trust Corp.,
     1995-C2 Class F 7.000%, 5/25/27 .......................................                   3,218,401                   3,044,668
Resolution Trust Corp.,
     1994-C2 Class G 8.000%, 4/25/25 .......................................                   1,041,320                   1,010,657
                                                                                               ---------                   ---------
TOTAL COMMERCIAL MORTGAGE SECURITIES
      (Cost $102,648,722) ..................................................                                              99,548,842
                                                                                                                           ---------



                        See Notes to Financial Statements

13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
PORTFOLIO OF INVESTMENTS --(CONTINUED)
APRIL 30, 1999
(UNAUDITED)

                                                                                    FACE
                                                                                   AMOUNT                VALUE (a)
                                                                                   ------                ---------
SHORT-TERM INVESTMENT (1.22%)
Repurchase Agreement (7.02%)
       State Street Bank  4.000%, due 5/1/99
       (Collateralized by $1,155,000 U.S. Treasury Note,
           7.500%, due 11/15/01) (COST $1,234,000).........................     $  1,234,000         $   1,234,000
                                                                                ------------         -------------
TOTAL INVESTMENTS (100.03%)
    (COST $103,882,722) (d)................................................                            100,782,842
                                                                                                     -------------
CASH AND OTHER ASSETS, NET OF LIABILITIES (-0.03%).........................                                (30,688)
                                                                                                     -------------
NET ASSETS (100.00%).......................................................                          $ 100,752,154
                                                                                                     =============

----------
(a)      See Note A to Financial Statements.
(b)      Security is deemed illiquid.
(c) 144A Security. Restricted as to public resale. Value of restricted securities at April 30, 1999 was $48,258,232 or 47.90% of net assets. (Cost $50,538,279)
(d) The cost for federal income tax purposes was $103,882,722. At, April 30, 1999, net unrealized depreciation for all securities based on tax cost was $3,099,880. This consisted of aggregate gross unrealized appreciation for all securities of $2,076,262 and aggregate gross unrealized depreciation for all securities of $5,176,142.






                        See Notes to Financial Statements

13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999
(UNAUDITED)

ASSETS
   Investments, at Cost......................................................             $     103,882,722
                                                                                          =================
   Investments, at Value.....................................................             $     100,782,842
   Interest Receivable.......................................................                     1,259,953
   Prepaid Expenses..........................................................                           399
                                                                                          -----------------
Total Assets....................................................................                102,043,194
                                                                                          -----------------
LIABILITIES
   Dividends Payable.........................................................                       686,964
   Accrued Advisory Fee - Note B.............................................                       144,554
   Payable to Custodian......................................................                       336,868
   Other Liabilities.........................................................                       122,654
                                                                                          -----------------
        Total Liabilities.......................................................                  1,291,040
                                                                                          -----------------
NET ASSETS......................................................................          $     100,752,154
                                                                                          =================
NET ASSETS CONSIST OF:
   Paid in Capital ..........................................................                   105,869,077
   Dividends Paid in Excess of  Net Investment Income........................                      (559,580)
   Accumulated Net Realized Loss.............................................                    (1,457,463)
   Unrealized Depreciation......................................................                 (3,099,880)
                                                                                          -----------------
NET ASSETS......................................................................          $     100,752,154
                                                                                          =================
INSTITUTIONAL CLASS SHARES
   Shares Issued and Outstanding ($0.01 par value)(Authorized 15,000,000)                        12,089,938
   Net Asset Value Per Share....................................................          $            8.33
                                                                                          =================








                        See Notes to Financial Statements

13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                                             SIX MONTHS
                                                                                               ENDED
                                                                                            APRIL 30, 1999
                                                                                            --------------
INVESTMENT INCOME
    Interest ................................................................                $ 4,517,236
                                                                                             -----------
EXPENSES
    Investment Advisory Fees -  Note B
       Basic Fee ............................................................   $ 329,091
       Less: Fee Waived .....................................................     (67,017)       262,074
                                                                                ---------
    Administrative Fees - Note C ............................................                     30,000
    Insurance Expenses ......................................................                    (19,836)
    Custodian Fees - Note D .................................................                     36,006
    Audit Fees ..............................................................                      9,918
    Legal Fees ..............................................................                     84,301
    Transfer Agent Fees .....................................................                      9,918
    Directors' Fees -  Note F ...............................................                      2,579
                                                                                             -----------
       Net Expenses .........................................................                    414,960
                                                                                             -----------
NET INVESTMENT INCOME .......................................................                  4,102,276
                                                                                             -----------
NET REALIZED LOSS ON INVESTMENTS ............................................                 (1,457,463)
NET CHANGE IN UNREALIZED
   (DEPRECIATION) ON INVESTMENTS ............................................                 (1,630,313)
                                                                                             -----------
NET LOSS ON INVESTMENTS .....................................................                 (3,087,776)
                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................                $ 1,014,500
                                                                                             ===========








                        See Notes to Financial Statements

13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           SIX MONTHS
                                                                                              ENDED                     YEAR
                                                                                          APRIL 30, 1999                ENDED
                                                                                           (UNAUDITED)            OCTOBER 31, 1998
                                                                                           -----------             ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net Investment Income ..................................................              $   4,102,276               $   8,186,971
    Net Realized Gain/(Loss) ...............................................                 (1,457,463)                    426,252
    Net Change in Unrealized Depreciation ..................................                 (1,630,313)                 (6,693,840)
                                                                                          -------------               -------------
     Net Increase in Net Assets Resulting from Operations ..................                  1,014,500                   1,919,383
                                                                                          -------------               -------------
DISTRIBUTIONS:
   Net Investment Income ...................................................                 (4,011,458)                 (8,186,971)
   In Excess of Net Investment Income ......................................                         --                     (41,270)
   Net Realized Gain .......................................................                         --                  (3,106,063)
   Return of Capital .......................................................                         --                  (3,486,411)
                                                                                          -------------               -------------
       Total Distributions .................................................                 (4,011,458)                (14,820,715)
                                                                                          -------------               -------------

CAPITAL SHARE TRANSACTIONS: (1)
   Issued - Regular ........................................................                         --                          --
         - In Lieu of Cash Distributions ...................................                      6,297                   4,030,045
                                                                                          -------------               -------------
     Net Increase from Capital Share Transactions ..........................                      6,297                   4,030,045
                                                                                          -------------               -------------
   Total Decrease ..........................................................                 (2,990,661)                 (8,871,287)
Net Assets:
   Beginning of Year .......................................................                103,742,815                 112,614,102
                                                                                          -------------               -------------
    End of Year (including distributions in
    excess of net investment income of $559,580 and
    $650,398, respectively) ................................................              $ 100,752,154               $ 103,742,815
                                                                                          =============               =============

(1) Shares Issued and Redeemed:
    Shares Issued ..........................................................                         --                          --
                                                                                          -------------               -------------
    In Lieu of Cash Distribution ...........................................                        749                     430,789
                                                                                          -------------               -------------
                                                                                                    749                     430,789
                                                                                          =============               =============










                        See Notes to Financial Statements

13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
(UNAUDITED)

                                                                                                                       SIX MONTHS
                                                                                                                          ENDED
                                                                                                                      APRIL 30, 1999
                                                                                                                      --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets from operations ........................................................                 $  1,014,500
                                                                                                                       ------------
   Adjustment to reconcile net increase in net assets from operations to net cash provided by operating activities:
     Purchase of investment securities ...............................................................                  (23,218,659)
     Proceeds from sale of investment securities .....................................................                   16,562,893
     Net decrease in short-term securities ...........................................................                    6,050,000
     Principal paydowns ..............................................................................                      284,761
     Increase in interest receivable .................................................................                     (255,887)
     Increase in accrued expenses ....................................................................                      408,793
     Unrealized depreciation on investments ..........................................................                    1,630,313
     Net realized loss on investments ................................................................                    1,457,463
     Decrease in other assets ........................................................................                       34,098
                                                                                                                       ------------
       Net Cash Provided by Operating Activities .....................................................                    3,968,275
                                                                                                                       ------------
CASH FLOWS FROM FINANCING ACTIVITIES:*
   Cash Distributions Paid ...........................................................................                   (3,968,595)
                                                                                                                       ------------
       Net Cash Used for Financing Activities ........................................................                   (3,968,595)
                                                                                                                       ------------
     Net Decrease in Cash ............................................................................                         (320)
CASH AT BEGINNING OF PERIOD ..........................................................................                          320
                                                                                                                       ------------
CASH AT END OF PERIOD ................................................................................                 $          0
                                                                                                                       ============

* Non-cash financing activities not included herein consist of reinvestment of dividends of $6,297.













                        See Notes to Financial Statements

13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS

                                                           SIX MONTHS               YEAR                 YEAR
                                                              ENDED                 ENDED                ENDED
PER SHARE OPERATING PERFORMANCE                          APRIL 30, 1999           OCTOBER 31,          OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             (UNAUDITED)                1998              1997 (1)
----------------------------------------------             -----------                ----              --------
NET ASSET VALUE, BEGINNING OF PERIOD ...............       $      8.58            $      9.66         $      9.25
                                                           -----------            -----------         -----------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income ...........................              0.34                   0.68                0.81
   Net Realized and Unrealized Gain (Loss) .........             (0.26)                 (0.52)               0.40
                                                           -----------            -----------         -----------
       Total from Investment Operations ............              0.08                   0.16                1.21
                                                           -----------            -----------         -----------
DISTRIBUTIONS
   Net Investment Income ...........................             (0.33)                 (0.68)              (0.80)
   In Excess of Net Investment Income ..............                --                     --                  --
   Net Realized Gain ...............................                --                  (0.27)                 --
   Return of Capital ...............................                --                  (0.29)                 --
                                                           -----------           ------------         -----------
       Total Distributions .........................             (0.33)                 (1.24)              (0.80)
                                                           -----------            -----------         -----------
NET ASSET VALUE, END OF PERIOD .....................       $      8.33            $      8.58         $      9.66
                                                           -----------            -----------         -----------
TOTAL INVESTMENT RETURN
     Net Asset Value (3) (4) .......................              0.99%(5)               1.55%              13.65%
                                                           ===========            ===========         ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ..............       $   100,752            $   103,743         $   112,614
Ratio of Net Expenses to Average Net Assets ........              0.80%(6)               0.80%               0.79%
Ratio of Net Investment Income to Average Net Assets              8.10%(6)               7.42%               8.56%
Ratio of Voluntary Waived Fees and Expenses
     Assumed by the Adviser to Average Net Assets ..              0.15%(6)               0.13%               0.10%
Portfolio Turnover Rate ............................                17%(5)                  6%                 42%
                                                           -----------            -----------         -----------


                                                             YEAR              DECEMBER 21,
                                                             ENDED              1994 (2) TO
PER SHARE OPERATING PERFORMANCE                            OCTOBER 31,          OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 1996                1995
----------------------------------------------                 ----                ----
NET ASSET VALUE, BEGINNING OF PERIOD ...............       $     10.82         $     10.00
                                                           -----------         -----------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income ...........................              0.93                0.75
   Net Realized and Unrealized Gain (Loss) .........              0.06                0.78
                                                           -----------         -----------
       Total from Investment Operations ............              0.99                1.53
                                                           -----------         -----------
DISTRIBUTIONS
   Net Investment Income ...........................             (0.98)              (0.71)
   In Excess of Net Investment Income ..............             (0.06)                 --
   Net Realized Gain ...............................             (0.48)                 --
   Return of Capital ...............................             (1.04)                 --
                                                           -----------         -----------
       Total Distributions .........................             (2.56)              (0.71)
                                                           -----------         -----------
NET ASSET VALUE, END OF PERIOD .....................       $      9.25         $     10.82
                                                           -----------         -----------
TOTAL INVESTMENT RETURN
     Net Asset Value (3) (4) .......................             10.26%              15.69%(5)
                                                           ===========         ===========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ..............       $   107,833         $   115,796
Ratio of Net Expenses to Average Net Assets ........              0.80%               0.80%(6)
Ratio of Net Investment Income to Average Net Assets              9.03%               8.30%(6)
Ratio of Voluntary Waived Fees and Expenses
     Assumed by the Adviser to Average Net Assets ..              0.08%               0.05%(6)
Portfolio Turnover Rate ............................                25%                 72%(5)
                                                           -----------         -----------


(1) Effective July 21, 1997, Clarion Capital became the investment adviser to the Fund.

(2)      Commencement of Operations.

(3) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested at net asset value. The Fund's shares were issued in a private placement and are not traded, therefore market value total investment return is not calculated.

(4) Total return would have been lower had certain fees not been waived during the periods.

(5)      Not annualized.

(6)      Annualized.






                        See Notes to Financial Statements

                 13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13A Commercial Mortgage Securities Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The objective of the 13A Commercial Mortgage Securities Fund, Inc. is to provide high current income by investing primarily in commercial mortgage-backed securities.


The Fund's common stock is not registered under the Securities Act of 1933. The Fund may be converted at any time to an open-end investment company by an amendment to its Articles of Incorporation. See Note I.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. SECURITY VALUATION: Commercial mortgage securities' and other fixed income securities' valuations are based on information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.


         The value of commercial mortgage securities for which no quotations are readily available is determined in good faith at fair value using methods approved by the Board of Directors. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements.

         2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Fund's custodian takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund will distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. Under the Fund's Automatic Dividend Reinvestment Plan, all dividends and capital gain distributions are automatically reinvested in additional shares at net asset value. Shareholders who do not elect to participate in such Plan will receive their dividends and distributions in cash unless the Board of Directors' elects to pay such distributions in shares of the Fund's common stock.

                  13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

              The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of distributions.

              5. RESTRICTED SECURITIES: The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

              6. OTHER: Security transactions are accounted for on the trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on an accrual basis.

         B. ADVISORY SERVICES: Clarion Capital provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.65% of the Fund's average monthly net assets. The Adviser has waived its fee to the extent necessary to limit the Fund's total expenses to 0.80% of average net assets.

         C. ADMINISTRATION SERVICES: The Fund engages State Street Bank and Trust Company (the "Bank") to provide limited administration services in accordance with the administration agreement.

         D. CUSTODIAN: Investors Fiduciary Trust Company serves as custodian for the Fund's assets held in accordance with the custodian agreement.

         E. PURCHASES AND SALES: For the six months ended April 30, 1999, the Fund made purchases of $23,218,659 and sales of $16,562,893 of investment securities other than long-term U.S. Government and short-term securities. There were $0 purchases and $0 in sales of long-term U.S. Government securities during the period.

         F. DIRECTORS AND LEGAL FEES: Each Director, who is not an officer or affiliated person, receives $1,500 per annum plus $250 per meeting attended.

         G. REPURCHASE OF SHARES: The Fund may periodically make a tender offer to repurchase its outstanding shares of common stock at a price equal to the net asset value at the time of repurchase. The Fund may elect to make such tender offer to all shareholders not earlier than two years after another such offer.

         H. OTHER: At April 30, 1999, 99.9% of total shares outstanding were held by one record shareholder.

         I. SUBSEQUENT EVENT: On June 9, 1999, the shareholders of the Fund approved a proposal to convert the Fund from a closed-end fund to an open-end fund. The Fund intends to file Form N-1A with the Securities and Exchange Commission to effect this conversion. On the same date, the shareholders approved amendments to the Articles of Incorporation to permit the issuance of redeemable shares and to increase the authorized capital of the Fund to 250,000,000 shares.

                  13A COMMERCIAL MORTGAGE SECURITIES FUND, INC.
                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

         Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in shares of the Fund. Otherwise, shareholders will receive their distributions in cash. In the case of any distribution, the Board of Directors may elect to pay such distribution in shares of the Fund's Common Stock.

         Shareholders who elect in writing to participate in the Plan will have all distributions automatically reinvested by Boston EquiServe (the "Plan Agent"), in shares of the Fund's common stock pursuant to the Plan. If no written election is made, all distributions will be paid in cash by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

         If a shareholder's written election to participate in the Plan is received by the Plan Agent before the record date for a distribution, the Plan will go into effect for the shareholder with that payment.

         The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock in the Fund valued at net asset value determined at the time of purchase (generally the payable date of the dividend). The Fund will not issue shares under the Plan at below net asset value. Since no trading market for the shares exists and the shares have not been listed on an exchange, any cash dividend or distribution will be issued by the Fund to shareholders in the Plan at a price equal to net asset value.

         The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

         In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholders name and held for the account of beneficial owners who are participants in the Plan.

         There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains either payable in shares or in cash.

         The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

         The Fund reserves the right to amend or to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 90 days before the effective date thereof. The Plan also may be amended or terminated by the Plan Agent by at lease 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266- 8200.






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